Exhibit 4.1

[FRONT OF STOCK CERTIFICATE]

SEE REVERSE SIDE FOR IMPORTANT NOTICE REGARDING SHARE OWNERSHIP AND
TRANSFER RESTRICTIONS AND CERTAIN OTHER INFORMATION

CERT NO.:	SHARES

CUSIP:

RAIN ENHANCEMENT TECHNOLOGIES HOLDCO, INC.

Incorporated under the Laws of the Commonwealth of Massachusetts

Common Stock

This is to Certify that ____________________________ is the owner of ________________ (_______ ) fully paid and non-assessable shares of Class A common stock, par value $0.0001 per share of Rain Enhancement Technologies Holdco, Inc. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

Witness, the signatures of the Corporation’s duly authorized officers.

Dated: _______________ , 20___

Christopher Riley
Chief Executive Officer

The Corporation will furnish to any stockholder, upon request and without charge, a full statement of the designations, powers, rights, preferences, qualifications, restrictions and limitations of the shares of each class and series of the capital stock of the Corporation authorized to be issued so far as the same have been determined. Such request may be made to the secretary of the Corporation.

[BACK OF STOCK CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UTMA —		Custodian
TEN ENT	— as tenants by the entireties		(Cust)		(Minor)
JT TEN	— as joint tenants with right of		under Uniform Gifts to Minors Act
survivorship and not as tenants
	in common		(State)

Additional abbreviations may also be used though not in the above list.

For value received	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

___________________________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________, 20 _____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

 Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).